UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
Healthcare Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320,
Scottsdale, Arizona
(Address of principal executive		85254
offices)		(Zip Code)
Registrant’s telephone number, including area code: 480-998-3478
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on January 6, 2011, or the Form 8-K, reporting our acquisition of eight of the nine buildings in the Columbia Medical Office Portfolio as well as the probable acquisition of an additional building in the portfolio, located in New York, Florida and Massachusetts, as described in the Form 8-K. Subsequent to the Current Report filed January 6, 2011, on February 16, 2011, we acquired the building previously indicated as a probable acquisition. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01 for all nine buildings.

Item 9.01	Financial Statements and Exhibits.

Page
(a) Summary financial information of property acquired.

Columbia Medical Office Portfolio

I. Report of Independent Registered Public Accounting Firm	2

II. Statements of Revenue and Certain Expenses for the Year ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (Unaudited)	3

III. Notes to Statements of Revenue and Certain Expenses for the Year ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (Unaudited)	4

(b) Unaudited Pro forma condensed consolidated information.

Healthcare Trust of America, Inc.

I. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	6

II. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	7

III. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	8

IV. Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010	9

V. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	10

VI. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010	11

VII. Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010	12

(d) Exhibits.

23.1 Consent of Deloitte & Touche LLP, dated March 15, 2011.
EX-23.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of Healthcare Trust of America, Inc.
Scottsdale, Arizona
We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of Columbia Medical Office Portfolio (the “Property”), for the year ended December 31, 2009. This Historical Summary is the responsibility of the management of Healthcare Trust of America, Inc. and subsidiaries (the “Company”). Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Healthcare Trust of America, Inc. and subsidiaries), as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of Columbia Medical Office Portfolio, for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
March 15, 2011

COLUMBIA MEDICAL OFFICE PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009 and for the
Nine Months Ended September 30, 2010 (Unaudited)

	Year Ended	Nine Months Ended
	December 31, 2009	September 30, 2010
		(Unaudited)
Revenues
Rental revenue	$16,496,000	$12,757,000
Tenant reimbursements and other income	3,869,000	3,011,000

Total revenues	20,365,000	15,768,000

Certain expenses
Property operating and maintenance	2,334,000	1,868,000
Property taxes	2,803,000	2,332,000
Interest Expense	5,816,000	4,202,000

Total certain expenses	10,953,000	8,402,000

Revenues in excess of certain expenses	$9,412,000	$7,366,000

See accompanying notes to statements of revenues and certain expenses.

COLUMBIA MEDICAL OFFICE PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009 and for the
Nine Months Ended September 30, 2010 (Unaudited)
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statements of revenues and certain expenses include operations of the nine buildings included in the Columbia Medical Office Portfolio (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired on various dates beginning November 19, 2010 and ending on February 16, 2011 for approximately $196.5 million, of which $9.2 million was purchased subsequent to December 31, 2010, and has approximately 913,200 square feet and is leased to 84 tenants in 2010. In connection with the acquisition of the Property, the Company assumed various mortgage loans in the amount of $100.4 million.
Basis of Presentation
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, certain operating expenses of the Property, as well as interest expense from assumed loans, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of owner related expenses, depreciation and federal and state income taxes.
The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The statement of revenues and certain expenses for the period from January 1, 2010 to September 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to September 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.
After reasonable inquiry, the Company is not aware of any material factors relating to the Property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property had two tenants that accounted for more than 10% of total revenues for the year ended December 31, 2009 and nine months ended September 30, 2010. For the year ended December 31, 2009, the two tenants represented approximately 15% and 13% of total revenues, respectively. For the nine months ended September 30, 2010 (unaudited), the two tenants represented approximately 15% and 13% of total revenues, respectively.
2. Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009, are as follows:

2010	$17,352,000
2011	17,431,000
2012	16,827,000
2013	16,185,000
2014	15,881,000
2015 and thereafter	90,879,000

$174,555,000

The Property was approximately 96.5% leased and occupied at December 31, 2009. The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Property currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Property is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through March 15, 2011, the date the financial statements were issued. The Property was acquired by the Company on various dates beginning November 19, 2010 and ending on February 16, 2011 of which $9.2 million was purchased subsequent to December 31, 2010 for approximately $196.5 million.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2010
     The accompanying unaudited pro forma condensed consolidated balance sheet (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our September 30, 2010 Quarterly Report on Form 10-Q and December 31, 2009 Annual Report on Form 10-K.
     The accompanying unaudited pro forma condensed consolidated Balance Sheet as of September 30, 2010 is presented as if we acquired the Columbia Medical Office Portfolio (the “Property”) on September 30, 2010. The Property was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date at $10.00 per share, as well as the assumption of debt in the amount of $100.4 million.
     The accompanying unaudited pro forma condensed consolidated financial statements are for informational purposes only and unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change. In the opinion of management, all material adjustments necessary to reflect the effect of this transaction have been made.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2010
(Unaudited)

		Acquisition of
	September 30, 2010	Columbia		September 30, 2010
	As Reported (A)	Portfolio (B)		Pro Forma
ASSETS
Real estate investments, net	$1,410,137,000	$171,037,000	(E)	$1,581,174,000
Real estate notes receivable, net	56,505,000			56,505,000
Cash and cash equivalents	221,186,000	(96,206,000)	(C)	124,980,000
Accounts and other receivables, net	12,590,000			12,590,000
Restricted cash and escrow deposits	24,406,000			24,406,000
Identified intangible assets, net	240,303,000	30,728,000	(E)	271,031,000
Other assets, net	31,780,000			31,780,000

Total assets	$1,996,907,000	$105,559,000		$2,102,466,000

LIABILITIES AND EQUITY
Liabilities:

Mortgage loans payable, net	$594,428,000	$100,440,000	(C)	$694,868,000
Accounts payable and accrued liabilities	41,874,000	—		41,874,000

Accounts payable due to former affiliates, net	1,007,000	—		1,007,000
Derivative financial instruments	2,626,000	—		2,626,000
Security deposits, prepaid rent and other liabilities	9,911,000	—		9,911,000

Identified intangible liabilities, net	6,107,000	5,119,000	(E)	11,226,000

Total liabilities	655,953,000	105,559,000		761,512,000
Commitments and contingencies
Redeemable noncontrolling interest of limited partners	4,049,000			4,049,000
Stockholders’ Equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—

Common stock, $0.01 par value; 1,000,000,000 shares authorized; 180,683,141 shares issued and outstanding as of September 30, 2010	1,807,000	—		1,807,000	(D)
Additional paid-in capital	1,601,485,000	—		1,601,485,000
Accumulated deficit	(266,387,000)	—		(266,387,000)

Total stockholders’ equity	1,336,905,000	—		1,336,905,000

Total liabilities and equity	$1,996,907,000	$105,559,000		$2,102,466,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Healthcare Trust of America, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2010
     (A) Reflects the Company’s historical balance sheet as of September 30, 2010.
     (B) Amounts represent the pro forma adjustments to reflect the acquisition of the Columbia Medical Office Portfolio (the “Property”) as of September 30, 2010. There were no other acquisitions in 2010 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.
     (C) The Property was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date at $10.00 per share, as well as the assumption of debt in the amount of $100.4 million.
     (D) Represents the weighted average number of shares of common stock from our follow-on public offering. No additional shares were required to generate sufficient offering proceeds to fund the purchase of the Property as there was sufficient cash at the time of acquisition.
     (E) Adjustments reflect the initial purchase price allocations, and therefore asset and liability allocations are preliminary and subject to change. The aggregate purchase price was allocated in the amount of $10,035,000 to land, $152,796,000 to building and improvements, $8,205,000 to tenant improvements, $8,717,000 to lease commissions, $9,424,000 to leases in place, $10,740,000 to tenant relationships, $823,000 to above market leasehold interest in land, $(587,000) to below market leasehold interest in land, $(272,000) to leased fee interest in land, $(875,000) to above market debt, $1,024,000 to above market leases and $(3,385,000) to below market leases.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2009 and For the Nine Months Ended September 30, 2010
     The accompanying unaudited pro forma condensed consolidated statements of operations (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our September 30, 2010 Quarterly Report on Form 10-Q and December 31, 2009 Annual Report on Form 10-K.
     The accompanying unaudited pro forma condensed consolidated statements of operations for the period ended September 30, 2010 and for the year ended December 31, 2009 are presented as if we acquired the Columbia Medical Office Portfolio (the “Property”) on January 1, 2009. The Property was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date at $10.00 per share, as well as the assumption of debt in the amount of $100.4 million.
     The accompanying unaudited pro forma condensed consolidated financial statements are for informational purposes only and unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change. In the opinion of management, all material adjustments necessary to reflect the effect of this transaction have been made.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009
(Unaudited)

		Acquisition of
	December 31, 2009	Columbia		December 31, 2009
	As Reported (A)	Portfolio(B)		Pro Forma
Revenues:
Rental Income	$126,333,000	$20,750,000	(C)	$147,083,000
Interest income from real estate notes receivable, net	3,153,000	—		3,153,000

Total Revenues	129,486,000	20,750,000		150,236,000

Expenses:
Rental expenses	45,024,000	5,138,000	(D)	50,162,000
General and administrative	32,065,000	—		32,591,000
Depreciation and amortization	53,595,000	6,912,000	(F)	60,507,000

Total Expenses	130,684,000	12,050,000		143,260,000

(Loss) income before other income (expense)	(1,198,000)	8,700,000		6,976,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and line of credit	(29,347,000)	(6,039,000)	(G)	(35,386,000)
Loss on derivative financial instruments	5,523,000	—		5,523,000
Interest and dividend income	249,000	—		249,000

Net (Loss) Income	(24,773,000)	2,661,000		(22,638,000)

Less: Net income attributable to noncontrolling interest of limited partners	(304,000)	—		(304,000)

Net (loss) attributable to controlling interest	$(25,077,000)	$—		$(22,942,000)

(Loss) income from continuing operations per share — basic and diluted	$(0.22)	$0.02		$(0.20)

Weighted average number of common shares outstanding
Basic	112,819,638	—		112,819,638

Diluted	112,819,638	—		112,819,638	(H)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010
(Unaudited)

	September 30, 2010	Acquisition of		September 30, 2010
	As Reported (I)	Columbia Portfolio (E)		Pro Forma
Revenues:
Rental Income	$139,640,000	$15,519,000	(C)	$155,159,000
Interest income from real estate notes receivable, net	5,937,000	—		5,937,000

Total Revenues	145,577,000	15,519,000		161,096,000

Expenses:
Rental expenses	47,587,000	3,842,000	(D)	51,429,000
General and administrative	19,626,000	—		19,626,000
Depreciation and amortization	55,767,000	5,170,000	(F)	60,937,000

Total Expenses	122,980,000	9,012,000		131,992,000

Income before other income (expense)	22,597,000	6,507,000		29,104,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and line of credit	(26,471,000)	(4,516,000)	(G)	(30,987,000)
Loss on derivative financial instruments	74,000	—		74,000
Interest and dividend income	4,571,000	—		4,571,000

Net Income	771,000	1,991,000		2,762,000

Less: Net income attributable to noncontrolling interest of limited partners	(60,000)	—		(60,000)

Net income attributable to controlling interest	$831,000	$1,991,000		$2,702,000

Income from continuing operations per share — basic and diluted	$0.01	$0.01		$0.02

Weighted average number of common shares outstanding
Basic	155,480,689	—		155,480,689

Diluted	155,679,741	—		155,679,741	(H)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Healthcare Trust of America, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010
     (A) Reflects the Company’s historical results of operations for the year ended December 31, 2009.
     (B) Amounts represent pro forma adjustments to reflect the operations of the Columbia Medical Office Portfolio (the “Property”) Property for the year ended December 31, 2009.
     (C) Rental income includes straight line rental revenues and tenant reimbursement income for the Property in accordance with the respective lease agreements, as well as the amortization of above and below market leases.
     (D) Adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rates. Also, adjustments were made for other rental expenses, such as utilities, insurance, ground maintenance, building maintenance, and property management fees based on historical results of the Property.
     (E) Amounts represent the pro forma adjustments to reflect the operations of the Property for the nine months ended September 30, 2010. There were no other acquisitions in 2010 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.
     (F) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 19 and 180 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 1 and 540 months.
     The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
     (G) The Property was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date at $10.00 per share, as well as the assumption of debt in the amount of $100.4 million. Adjustments to interest expense were determined based on the weighted average interest rate of 5.85% and the remaining weighted average life of 3.8 years accordance with the respective loan assumption agreements.
     (H) Represents the weighted average number of shares of common stock from our follow-on public offering. No additional shares were required to generate sufficient offering proceeds to fund the purchase of the Property as there was sufficient cash for both periods.
     (I) Reflects the Company’s historical results of operations as of and for the nine months ended September 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: March 15, 2011	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President